UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	D02 NX53
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 22, 2020, shareholders of Seagate Technology plc (the “Company”) voting at the Company’s 2020 Annual General Meeting (the “AGM”): (1) elected all ten of the Company’s nominees for directors; (2) approved, in an advisory, non-binding vote the compensation of the Company’s named executive officers; (3) ratified, in a non-binding vote, the appointment of Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending July 2, 2021, and authorized, in a binding vote, the Audit Committee to set the auditors’ remuneration; and (4) determined the price range at which the Company can re-allot shares that it acquires as treasury shares.

The final voting results on these proposals are as follows:

Proposal 1(a) - (j). To elect ten (10) directors to hold office until the Company’s 2021 annual general meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Mark W. Adams	191,344,156	4,680,176	512,100	35,833,197
Judy Bruner	191,220,500	5,109,239	206,693	35,833,197
Michael R. Cannon	189,849,118	6,473,336	213,978	35,833,197
William T. Coleman	194,457,701	1,569,985	508,746	35,833,197
Jay L. Geldmacher	194,319,948	1,707,441	509,043	35,833,197
Dylan G. Haggart	194,273,722	1,755,696	507,014	35,833,197
Stephen J. Luczo	193,679,305	2,366,642	490,485	35,833,197
William D. Mosley	194,517,253	1,546,541	472,638	35,833,197
Stephanie Tilenius	195,182,183	1,129,895	224,354	35,833,197
Edward J. Zander	184,422,470	11,801,072	312,890	35,833,197

Proposal 2. To approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
184,220,385	11,813,775	502,272	35,833,197

Proposal 3. To ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ended July 2, 2021, and to authorize, in a binding vote, the Audit Committee of the Company’s Board to set the auditors’ remuneration:

FOR	AGAINST	ABSTAIN
222,301,901	9,597,610	470,118

Proposal 4. To determine the price range at which the Company can re-allot shares that it acquires as treasury shares:

FOR	AGAINST	ABSTAIN
228,848,976	2,127,960	1,392,693

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ Gianluca Romano
Date: October 28, 2020	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer